Exhibit 10.1

SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 23, 2006, is entered into by and among OHI ASSET, LLC, a Delaware limited liability company, OHI ASSET (ID), LLC, a Delaware limited liability company, OHI ASSET (LA), LLC, a Delaware limited liability company, OHI ASSET (TX), LLC, a Delaware limited liability company, OHI ASSET (CA), LLC, a Delaware limited liability company, DELTA INVESTORS I, LLC, a Maryland limited liability company, DELTA INVESTORS II, LLC, a Maryland limited liability company and TEXAS LESSOR - STONEGATE, LP, a Maryland limited partnership (each of the foregoing entities shall be hereinafter referred to individually as a “Borrower” and collectively as the “Borrowers”), the Lenders (as defined below) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

RECITALS

WHEREAS, the Borrowers, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, are party to that certain Credit Agreement dated as of March 31, 2006, as amended by that certain First Amendment to Credit Agreement dated as of June 30, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”);

WHEREAS, Omega Healthcare Investors, Inc. (the “Parent”) determined that it may have to restate certain of its annual and quarterly financial statements, including but not limited to, the 2005 Audited Financial Statements and the first two quarters of fiscal year 2006 (the “Applicable Restatements”) as a result of the possible recharacterization of the Advocat restructuring that occurred in November, 2000 (the “Advocat Recharacterization”);

WHEREAS, the Parent is engaged in work to determine the financial results as they relate to the Advocat Recharacterization and, although the review and investigation are not concluded, at this time the Parent believes that it may be responsible for taxes and tax penalties in an amount of up to $8,000,000;

WHEREAS, pursuant to Section 4.02, upon any request for an Extension of Credit, the Parent (on behalf of itself and the Borrowers) makes certain representations and warranties, including representations pursuant to Sections 5.01(a), 5.01(c), 5.16 and 5.20, relating to (i) the extent to which the Audited Financial Statements as well as the most recent financial statements furnished to the Administrative Agent pursuant to Section 6.01 are prepared in accordance with GAAP and present fairly the consolidated financial condition, results of operations and cash flows of the Consolidated Parties as of the dates thereof and for the periods covered thereby (the “Financial Statement Representations”), (ii) payment of all Federal, state and other material taxes and other governmental charges (the “Taxes Representations”), and (iii) all matters having been disclosed and no misstatements or omissions existing on materials furnished by each Credit Party (the “Disclosure Representations”);

WHEREAS, following the completion of the Applicable Restatements, it may be determined that one or more Events of Default had previously occurred under (i) Section 8.01(b) as a result of the Borrowers’ failure to comply with the covenants set forth in Sections 6.01(b) and 6.06, (ii) Section 8.01(c) as a result of the Borrowers’ failure to comply with the covenants set forth in Section 6.09 and (iii) Section 8.01(d) as a result of the inaccuracy of the Financial Statement Representations, the Taxes Representations and the Disclosure Representations (collectively, the “Restatement Defaults”);

WHEREAS, the Parent and the Borrowers have requested that the Lenders (i) waive the inaccuracy of the Financial Statement Representations, the Taxes Representations and the Disclosure Representations solely with respect to the financial statements that are the subject of the Applicable Restatements (the “Specified Prior Financial Statements”) and the Advocat Recharacterization, and any corresponding certifications otherwise made or deemed made pursuant to the Existing Credit Agreement with respect to the Specified Prior Financial Statements, in each case to the extent of the Applicable Restatements and only to the extent related to the Advocat Recharacterization, and (ii) waive the Restatement Defaults (if and to the extent any shall have occurred), in each case, as of the Amendment No. 2 Effective Date (as defined in Subpart 5.1); and

WHEREAS, the Required Lenders have directed the Administrative Agent to execute this Amendment, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

PART 1
DEFINITIONS

SUBPART 1.1  Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Amendment No. 2 Effective Date” is defined in Subpart 5.1.

SUBPART 1.2  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2
WAIVER

SUBPART 2.1  Waiver of Financial Statement Representations, Taxes Representations and Disclosure Representations.  Subject to the satisfaction of all of the terms and conditions set forth in this Amendment, the Lenders hereby waive (i) the inaccuracies in the Financial Statement Representations, the Taxes Representations and the Disclosure Representations with respect to the Specified Prior Financial Statements and only to the extent related to the Advocat Recharacterization and (ii) any corresponding inaccuracies in the certifications otherwise made or deemed made pursuant to the Existing Credit Agreement with respect to the Specified Prior Financial Statements, in each case, solely to the extent of the Applicable Restatements and only to the extent related to the Advocat Recharacterization.

SUBPART 2.2  Waiver of Restatement Defaults.  Subject to the satisfaction of all of the terms and conditions set forth in this Amendment, the Lenders hereby waive the Restatement Defaults (if and to the extent any shall have occurred).

SUBPART 2.3  Reservation of Rights.  Except for the specific waivers set forth in Subpart 2.1 and Subpart 2.2 above, nothing contained herein shall be deemed to constitute a waiver of (i) any rights or remedies the Administrative Agent or any Lender may have under the Existing Credit Agreement or any other Credit Documents or under applicable law or (ii) any Credit Party’s obligation to comply fully with any duty, term, condition, obligation or covenant contained in the Existing Credit Agreement and the other Credit Documents not specifically waived, consented to or amended herein.  The specific waivers set forth herein are effective only with respect to the inaccuracies in the Financial Statement Representations, the Taxes Representations, the Disclosure Representations, the Specified Prior Financial Statements, the Applicable Restatements and any corresponding Restatement Defaults, and shall not obligate the Lenders to waive any other Default or Event of Default, now existing or hereafter arising.

PART 3
CONSENT

In connection with the Applicable Restatements, the Lenders hereby consent to the extension of the deadline by which the quarterly financial statements and related certifications must be delivered to the Administrative Agent pursuant to Section 6.01(b) and Section 6.02(b), for the fiscal quarter ended September 30, 2006 (the “September Financials”).  Failure to deliver the September Financials by January 31, 2007, shall constitute an Event of Default.  This consent is limited to the extent described herein and shall not be construed to be a consent to the modification of any other terms of the Existing Credit Agreement or of the other Credit Documents.

PART 4
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 4.

SUBPART 4.1  Section 1.01 of the Existing Credit Agreement is hereby amended in the following respects:

(a)           The definition of “Funds from Operations” is hereby amended by adding a new clause (b)(v) to read as follows:

“(v) the one-time tax liability relating to the Advocat Recharacterization in an amount not to exceed $8,000,000.”

(b)           The following new definitions are added to Section 1.01 of the Existing Credit Agreement in appropriate alphabetical order:

“Advocat Recharacterization” has the meaning described in the Recitals to the Second Amendment.

“Second Amendment” means the Second Amendment, Waiver and Consent to Credit Agreement, dated as of October 23, 2006, among the Borrowers, the Lenders and the Administrative Agent.

PART 5
CONDITIONS TO EFFECTIVENESS

SUBPART 5.1  Amendment No. 2 Effective Date.  This Amendment shall be and become effective as of October 23, 2006 (the “Amendment No. 2 Effective Date”) when all of the conditions set forth in this Part 5 shall have been satisfied.

SUBPART 5.2  Execution of Counterparts of Amendment.  The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of (i) the Borrowers, (ii) the Required Lenders and (iii) the Administrative Agent.

SUBPART 5.3  Execution of Guarantor Consent.  The Administrative Agent shall have received an acknowledgement and consent from each of the Guarantors.

SUBPART 5.4  Other Items.  The Administrative Agent shall have received such other documents, agreements or information which may be reasonably requested by the Administrative Agent.

PART 6
MISCELLANEOUS

SUBPART 6.1   Construction.  This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

SUBPART 6.2  Representations and Warranties.  Each Borrower hereby represents and warrants that it:  (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (c) after giving effect to Part 2 of this Amendment, the representations and warranties contained in Section 6 of the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Amendment as though made on and as of such date (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof upon giving effect to this Amendment.

SUBPART 6.3  Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SUBPART 6.4  Binding Effect.  This Amendment, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

SUBPART 6.5  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SUBPART 6.6  Severability.  If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

SUBPART 6.7  Affirmation.  Except as specifically amended above, the Credit Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Existing Credit Agreement, as otherwise waived, consented to and amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Lenders’ part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

SUBPART 6.8  No Waiver.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of any Credit Document or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Except as otherwise provided for in this Amendment, nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Documents or any of Lenders’ rights and remedies in respect of such Defaults or Events of Default.

SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment, Waiver and Consent to Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:	OHI ASSET, LLC
OHI ASSET (ID), LLC
OHI ASSET (LA), LLC
OHI ASSET (TX), LLC
OHI ASSET (CA), LLC
DELTA INVESTORS I, LLC
DELTA INVESTORS II, LLC

	By:	Omega Healthcare Investors, Inc.,
the Sole Member of each such company

		By:	/s/ Taylor Pickett
		Name:	C. Taylor Pickett
		Title:	President and Chief Executive Officer

TEXAS LESSOR - STONEGATE, LP

	By:	Texas Lessor — Stonegate GP, Inc.,
Its General Partner

		By:	/s/ Taylor Pickett
		Name:	C. Taylor Pickett
		Title:	President and Chief Executive Officer

LENDERS:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Angela Lau
	Name:	Angela Lau
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender and as a Lender

	By:	/s/ Amie L. Edwards
	Name:	Amie L. Edwards
	Title:	Vice President

UBS LOAN FINANCE LLC
as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Trja R. Otsa
Name:	Trja R. Otsa
Title:	Associate Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Carin Keegan
Name:	Carin Keegan
Title:	Vice President

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Nicholas A. Aponte
Name:	Nicholas A. Aponte
Title:	Duly Authorized Signatory

LASALLE BANK, N.A.,
as a Lender

By:	/s/ Geraldine M. Rudig
Name:	Geraldine M. Rudig
Title:	Senior Vice President

CITICORP NORTH AMERICA, INC.,
as a Lender

By:	/s/ Ricardo James
Name:	Ricardo James
Title:	Director

CONSENT OF GUARANTORS

Each of the undersigned Guarantors, as a guarantor under the Guaranty, dated as of March 31, 2006, as amended (the “Guaranty”), hereby acknowledges and consents to the terms of the Second Amendment, Waiver and Consent to Credit Agreement (the “Amendment”) to which this Consent of Guarantors is attached, and agrees that the Amendment does not operate to reduce or discharge such Guarantor’s obligations under the Guaranty or the other Credit Documents.  Each Guarantor further confirms that the Guaranty remains in full force and effect after giving effect thereto and represents and warrants that there is no defense, counterclaim or offset of any type or nature under the Guaranty.

Dated as of October 23, 2006

PARENT:	OMEGA HEALTHCARE INVESTORS, INC.,
a Maryland corporation

	By:	/s/ Taylor Pickett
	Name:	C. Taylor Pickett
	Title:	President and Chief Executive Officer

SUBSIDIARY GUARANTORS:	ARIZONA LESSOR — INFINIA, INC.
BALDWIN HEALTH CENTER, INC.
BAYSIDE STREET II, INC.
CANTON HEALTH CARE LAND, INC.
COLORADO LESSOR — CONIFER, INC.
COPLEY HEALTH CENTER, INC.
DIXON HEALTH CARE CENTER, INC.
FLORIDA LESSOR — EMERALD, INC.
FLORIDA LESSOR — MEADOWVIEW, INC.
GEORGIA LESSOR — BONTERRA/
PARKVIEW, INC.
HANOVER HOUSE, INC.
HUTTON I LAND, INC.
HUTTON II LAND, INC.
HUTTON III LAND, INC.
INDIANA LESSOR — JEFFERSONVILLE, INC.
INDIANA LESSOR — WELLINGTON MANOR, INC.
LEATHERMAN PARTNERSHIP 89-1, INC.
LEATHERMAN PARTNERSHIP 89-2, INC.
LEATHERMAN PARTNERSHIP 90-1, INC.
LONG TERM CARE ASSOCIATES — TEXAS, INC.
MERIDIAN ARMS LAND, INC.

OHI (CONNECTICUT), INC.
OHI (FLORIDA), INC.
OHI (ILLINOIS), INC.
OHI (INDIANA), INC.
OHI (IOWA), INC.
OHIMA, INC.
ORANGE VILLAGE CARE CENTER, INC.
PAVILLION NORTH PARTNERS, INC.
PAVILLION NURSING CENTER NORTH, INC.
ST. MARY’S PROPERTIES, INC.
STERLING ACQUISITION CORP.
THE SUBURBAN PAVILION, INC.
TEXAS LESSOR — STONEGATE, LIMITED, INC.
TEXAS LESSOR — STONEGATE GP, INC.
WASHINGTON LESSOR - SILVERDALE, INC.

By:	/s/ Taylor Pickett
Name:	C. Taylor Pickett
Title:	President and Chief Executive Officer

COLONIAL GARDENS, LLC
NRS VENTURES, L.L.C.
OHI ASSET (CO), LLC
OHI ASSET (CT) LENDER, LLC
OHI ASSET (FL), LLC
OHI ASSET (IL), LLC
OHI ASSET (OH), LLC
OHI ASSET (OH) LENDER, LLC
OHI ASSET (OH) NEW PHILADELPHIA, LLC
OHI ASSET (PA), LLC
OHI ASSET II (CA), LLC
OHI ASSET II (OH), LLC
OHI ASSET II (TX), LLC
OHI ASSET ESSEX (OH), LLC
WILCARE, LLC

By:	Omega Healthcare Investors, Inc., as the Sole Member of each of the companies

	By:	/s/ Taylor Pickett
	Name:	C. Taylor Pickett
	Title:	President and Chief Executive Oficer

HOUSE OF HANOVER, LTD.

By:	OHI Asset (OH), LLC, as the Sole Member of the company

By:	Omega Healthcare Investors, Inc., as the Sole Member of the company

	By:	/s/ Taylor Pickett
	Name:	C. Taylor Pickett
	Title:	President and Chief Executive Officer

PAVILLION NORTH, LLP

By:	Pavillion Nursing Center North, Inc. as its General Partner

	By:	/s/ Taylor Pickett
	Name:	C. Taylor Pickett
	Title:	President and Chief Executive Officer

OHI ASSET (PA) TRUST
OHI ASSET II (PA) TRUST
OHI ASSET III (PA) TRUST

By:	OHI Asset (PA), LLC, as the Sole Trustee of the Trusts

By:		Omega Healthcare Investors, Inc., as the Sole Member

	By:	/s/ Taylor Pickett
	Name:	C. Taylor Pickett
	Title:	President and Chief Executive Officer